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                                                                   EXHIBIT 10.14


                             SCG HOLDING CORPORATION
                         1999 FOUNDERS STOCK OPTION PLAN

       (ADOPTED SEPTEMBER 9, 1999; AMENDED AND RESTATED OCTOBER 19, 1999)

1.       PURPOSE OF THE PLAN

                  The purpose of the SCG Holding Corporation 1999 Founders Stock Option Plan (the "PLAN") is to promote the interests of the Company and its stockholders by providing the key employees, directors and consultants of the Company and its Affiliates with an appropriate incentive to encourage them to continue in the employ of the Company or Affiliate and to improve the growth and profitability of the Company.

2.       DEFINITIONS

                  As used in this Plan, the following capitalized terms shall have the following meanings:

                  (a) "AFFILIATE" shall mean the Company and any of its direct or indirect subsidiaries.

                  (b) "BOARD" shall mean the Board of Directors of the Company or any committee appointed by the Board to administer the Plan pursuant to
Section 3.

                  (c) "CAUSE" shall mean, when used in connection with the termination of a Participant's Employment, unless otherwise provided in the Participant's Stock Option Grant Agreement, the termination of a Participant's Employment for "cause" as specified in the Personnel Policies and Procedures of the Company's Employment Handbook or any similar employee handbook or manual (the "HANDBOOK"), as the same may be modified from time to time by the Company, PROVIDED, that in the event no definition of "Cause" is specified in the Participant's Stock Option Agreement or the Handbook, Cause shall mean the termination of the Participant's Employment by the Company or an Affiliate on account of (i) a failure of the


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Participant to substantially perform his duties (other than as a result of physical or mental illness or injury), after the Board or the executive to which the Participant reports delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Participant has not substantially performed his duties; (ii) the Participant's willful misconduct or gross negligence which is materially injurious to the Company; (iii) a breach by a Participant of the Participant's duty of loyalty to the Company and its Affiliates; (iv) the Participant's unauthorized removal from the premises of the Company or Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers of the Company or an Affiliate; or (v) the commission by the Participant of any felony or other serious crime involving moral turpitude. Any rights the Company or an Affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or Affiliate may have under any other agreement with the Employee or at law or in equity. If, subsequent to a Participant's termination of Employment, it is discovered that such Participant's Employment could have been terminated for Cause, the Participant's Employment shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

                  (d) "CHANGE IN CONTROL" shall mean the occurrence of any of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or Semiconductor Components Industries, LLC (the "OPERATING SUBSIDIARY") to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a "GROUP"), together with any affiliates thereof other than TPG Semiconductor Holdings LLC, TPG Partners II, L.P., or any of their affiliates (hereinafter collectively referred to as "TPG"); (ii) the approval by the holders of

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capital stock of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iii) (A) any Person or Group (other than TPG) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 25% of the aggregate voting power of the issued and outstanding stock entitled to vote in the election of directors, managers or trustees (the "VOTING STOCK") of the Company and (B) TPG beneficially owns, directly or indirectly, in the aggregate a lesser percentage of the Voting Stock of the Company than such other Person or Group; (iv) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved or who were nominated by, or designees of, TPG; (v) any Person or Group other than TPG shall have acquired the power to elect a majority of the members of the Board of Directors of the Company; or (vi) a merger or consolidation of the Company with another entity in which holders of the Common Stock of the Company immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, 50% or less of the common equity interest in the surviving corporation in such transaction. Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred as a result of an initial public offering of the Common Stock.

                  (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (f) "COMMISSION" shall mean the U.S. Securities and Exchange Commission.

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                  (g) "COMMON STOCK" shall mean the ordinary shares of the
Company, par value US $0.01 per share.

                  (h) "COMPANY" shall mean SCG Holding Corporation.

                  (i) "DISABILITY" shall mean a permanent disability as defined in the Company's or an Affiliate's disability plans, or as defined from time to time by the Company, in its discretion, or as specified in the Participant's Stock Option Grant Agreement, provided that in the event the Participant is party to an effective employment agreement with the Company or its Affiliates and such employment agreement contains a different definition of Disability, the definition of Disability contained in such employment agreement shall be substituted for the definition set forth above for all purposes hereunder.

                  (j) "ELIGIBLE EMPLOYEE" shall mean (i) any Employee who is a key executive of the Company or an Affiliate, or (ii) certain other Employees, directors or consultants who, in the judgment of the Board, should be eligible to participate in the Plan due to the services they perform on behalf of the Company or an Affiliate.

                  (k) "EMPLOYMENT" shall mean employment with the Company or any Affiliate and shall include the provision of services as a director or consultant for the Company or any Affiliate. "EMPLOYEE" and "EMPLOYED" shall have correlative meanings.

                  (l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (m) "EXERCISE DATE" shall have the meaning set forth in
Section 4.11 herein.

                  (n) "EXERCISE NOTICE" shall have the meaning set forth in
Section 4.11 herein.

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                  (o) "EXERCISE PRICE" shall mean the price that the Participant must pay under the Option for each share of Common Stock as determined by the Board for each Grant and specified in the Stock Option Grant Agreement.

                  (p) "FAIR MARKET VALUE" shall mean, as of any date:

                  (1) prior to the existence of a Public Market for the Common Stock, the value per share of Common Stock as of any Valuation Date as determined in good faith by the Board; or

                  (2) on which a Public Market for the Common Stock exists, (i) closing price on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Board. The Fair Market Value of a share of Common Stock as of any such date on which the applicable exchange or inter-dealer quotation system through which trading in the Common Stock regularly occurs is closed shall be the Fair Market Value determined pursuant to the preceding sentence as of the immediately preceding date on which the Common Stock is traded, a bid and ask price is reported or a trading price is reported by any member of NASD selected by the Board. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value shall be determined by the Board in good faith to reflect the fair market value of a share of Common Stock.

                  (q) "FINANCING RESTRICTION" shall mean a restriction contained in any guarantee, financing or security agreement or document entered into by the Company or its Affiliates that restricts or prohibits the redemption of the Option(s).

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                  (r) "GRANT" shall mean a grant of an Option under the Plan evidenced by a Stock Option Grant Agreement.

                  (s) "GRANT DATE" shall mean the Grant Date as defined in
Section 4.3 herein.

                  (t) "MANAGEMENT STOCKHOLDERS' AGREEMENT" shall mean the Management Stockholders' Agreement, substantially in the form attached hereto as Exhibit B, or such other stockholders' agreement as may be entered into between the Company and any Participant.

                  (u) NON-QUALIFIED STOCK OPTION" shall mean, in respect of Participants who are U.S. taxpayers, an Option that is not an "incentive stock option" within the meaning of Section 422 of the Code.

                  (v) "OPTION" shall mean the option to purchase Common Stock granted to any Participant under the Plan. Each Option granted hereunder shall be a Non-Qualified Stock Option and shall be identified as such in the Stock Option Grant Agreement by which it is evidenced.

                  (w) "OPTION CALL PERIOD" shall have the meaning ascribed to it in Section 4.6.

                  (x) "OPTION SPREAD" shall mean, with respect to an Option, the excess, if any, of the Fair Market Value of a share of Common Stock as of the applicable Valuation Date over the Exercise Price.

                  (y) "PARTICIPANT" shall mean an Eligible Employee to whom a Grant of an Option under the Plan has been made, and, where applicable, shall include Permitted Transferees.

                  (z) "PERMITTED TRANSFEREE" shall have the meaning set forth in
Section 4.7.

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                  (aa) "PERSON" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  (bb) A "PUBLIC MARKET" for the Common Stock shall be deemed to exist for purposes of the Plan if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

                  (cc) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  (dd) "STOCK OPTION GRANT AGREEMENT" shall mean an agreement, substantially in the form which is attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the Grant of each Option pursuant to the Plan.

                  (ee) "TRANSFER" shall mean any transfer, sale, assignment, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. "TRANSFEREE" and "TRANSFEROR" shall have correlative meanings.

                  (ff) "VALUATION DATE" shall mean (i) prior to the existence of a Public Market for the Common Stock, the last day of each calendar quarter, except that in respect of the initial grants approved at the September 9, 1999 Board meeting, August 4, 1999 or (ii) on or after the existence of a Public Market for the Common Stock, the trading date immediately preceding the date of the relevant transaction.

                  (gg) "VESTING DATE" shall mean the date an Option becomes exercisable as defined in Section 4.4 herein.



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3.       ADMINISTRATION OF THE PLAN

                  The Board shall administer the Plan, provided that the Board may appoint a committee to administer the Plan. In the event the Board appoints such a committee, such committee shall have the rights and duties of the Board in respect of the Plan. No member of the Board shall participate in any decision that specifically affects such member's interest in the Plan unless such decision also affects the Options of other Participants in the same manner.

                  3.1 POWERS OF THE BOARD. In addition to the other powers granted to the Board under the Plan, the Board shall have the power: (a) to determine to which of the Eligible Employees Grants shall be made; (b) to determine the time or times when Grants shall be made and to determine the number of shares of Common Stock subject to each such Grant; (c) to prescribe the form of and terms and conditions of any instrument evidencing a Grant; (d) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (e) to construe and interpret the Plan, such rules and regulations and the instruments evidencing Grants; and
(f) to make all other determinations necessary or advisable for the administration of the Plan.

                  3.2 DETERMINATIONS OF THE BOARD. Any Grant, determination, prescription or other act of the Board made in good faith shall be final and conclusively binding upon all persons.

                  3.3 INDEMNIFICATION OF THE BOARD. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Grant. To the full extent permitted by law, the Company shall indemnify and hold harmless each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such person, or such person's testator or intestate, is or was a member of the Board to the extent such criminal or civil action or proceeding relates to the Plan.



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                  3.4 COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise of any Options, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded. The Company shall use its reasonable efforts to comply with any such law, regulation or requirement with respect to the issuance and delivery of such certificates and, if the Board determines that it must delay the issuance of shares, it shall notify the exercising Participant that the delivery of shares must be delayed until such delivery complies with all applicable laws. Within thirty days after receiving notice that such a delay is necessary, the exercising Participant may elect in his sole discretion, by providing notice to the Company, to receive cash (or cash equivalents) equal to the Option Spread for the applicable shares in lieu of such shares in which case such exercising Participant's Option shall be cancelled with respect to the exercised shares. If the exercising Participant does not serve such notice electing to receive cash instead of the shares, the Board shall deliver the shares to such Participant as soon as practicable after the Board determines that such delivery is no longer prohibited by applicable laws. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements and representations as the Board, in its sole discretion, deems advisable in order to comply with any such laws, regulations or requirements.

                  3.5 INCONSISTENT TERMS. In the event of a conflict between the terms of the Plan and the terms of any Stock Option Grant Agreement, the terms of the Stock Option Grant Agreement shall govern.



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                  3.6 PLAN TERM. The Board shall not Grant any Options under this Plan on or after September 9, 2009. All Options which remain outstanding after such date shall continue to be governed by the Plan.

4.       OPTIONS

                  Subject to adjustment as provided in Section 4.14 hereof, the Board may grant to Participants Options to purchase shares of Common Stock of the Company which, in the aggregate, do not exceed 17,015,000 shares of Common Stock. To the extent that any Option granted under the Plan terminates, expires or is canceled without having been exercised, the shares covered by such Option shall again be available for Grant under the Plan.

                  4.1 IDENTIFICATION OF OPTIONS. The Options granted under the Plan shall be clearly identified in the Stock Option Grant Agreement as Non-Qualified Stock Options.

                  4.2 EXERCISE PRICE. The Exercise Price of any Option granted under the Plan shall be such price as the Board shall determine (which may be equal to, less than or greater than the Fair Market Value of a share of Common Stock on the Grant Date for such Options but shall not be less than par value per share) and which shall be specified in the Stock Option Grant Agreement; provided that such price may not be less than the minimum price required by law.

                  4.3 GRANT DATE. The Grant Date of the Options shall be the date designated by the Board and specified in the Stock Option Grant Agreement as of the date the Option is granted.

                  4.4 VESTING DATE OF OPTIONS. Each Stock Option Grant Agreement shall indicate the date or conditions under which such Option shall become exercisable. Notwithstanding the foregoing, in the event of a Change in Control, all outstanding Options granted hereunder shall immediately become vested and exercisable.



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                  4.5 EXPIRATION OF OPTIONS. With respect to each Participant, such Participant's Option(s), or portion thereof, which have not become exercisable shall expire on the date such Participant's Employment is terminated for any reason unless otherwise specified in the Stock Option Grant Agreement. With respect to each Participant, each Participant's Option(s), or any portion thereof, which have become exercisable on the date such Participant's Employment is terminated shall expire on the earlier of (i) the commencement of business on the date the Participant's Employment is terminated for Cause; (ii) 90 days after the date the Participant's Employment is terminated for any reason other than Cause, death or Disability; (iii) one year after the date the Participant's Employment is terminated by reason of death or Disability; or (iv) the 10th anniversary of the Grant Date for such Option(s). For the avoidance of doubt, any Option, or portion thereof, that has become exercisable by a Permitted Transferee on account of the death of a Participant shall expire one year after the date such deceased Participant's Employment terminated by reason of death. Notwithstanding the foregoing, the Board may specify in the Stock Option Grant Agreement a different expiration date or period for any Option granted hereunder, and such expiration date or period shall supersede the foregoing expiration period.

                  4.6 OPTION CALL RIGHT. Unless otherwise specified in the Stock Option Grant Agreement, upon a termination of a Participant's Employment for any reason prior to the existence of a Public Market, the Company shall have the right, in its sole discretion, during the ninety-day period immediately following the date of termination (the "OPTION CALL PERIOD"), to purchase for cash any Options or portions thereof that have become exercisable and are then held by the Participant for a purchase price per share equal to the Option Spread determined as of the Valuation Date immediately preceding the date that the Company exercises its right to purchase



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such Option. Such payment shall be made within ten days after the date that the
Company notifies the Participant that it is exercising its Option Call Right and the Company may withhold an amount equal to the applicable federal, state and local withholding taxes from such payment, provided that the Company may delay any such payment in the event it is prohibited from making such payment as a result of any Financing Restriction until the date that is as soon as practicable after such Financing Restriction has lapsed. Specific provisions regarding Financing Restrictions (including the interest rate during any delay period) shall be provided in the Stock Option Grant Agreement.

                  4.7 LIMITATION ON TRANSFER. Unless otherwise provided in the Stock Option Grant Agreement, during the lifetime of a Participant, each Option shall be exercisable only by such Participant. Upon the death of the Participant, such Participant's Option(s) shall be transferrable to his beneficiaries or his estate (a "PERMITTED TRANSFEREE").

                  4.8 CONDITION PRECEDENT TO TRANSFER OF ANY OPTION. It shall be a condition precedent to any Transfer of any Option by any Participant that the Transferee, if not already a Participant in the Plan, shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Plan, the Stock Option Grant Agreement and the Management Stockholder's Agreement as if he had been an original signatory thereto, except that any provisions of the Plan based on the Employment (or termination thereof) of the original Participant shall continue to be based on the Employment (or termination thereof) of the original Participant.

                  4.9 EFFECT OF VOID TRANSFERS. In the event of any purported Transfer of any Options in violation of the provisions of the Plan, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect.



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                  4.10 EXERCISE OF OPTIONS. A Participant may exercise any or all of his vested Options by serving an Exercise Notice on the Company as provided in Section 4.11 hereto.

                  4.11 METHOD OF EXERCISE. The Option shall be exercised by delivery of written notice to the Company's principal office (the "EXERCISE NOTICE"), to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise (the "EXERCISE DATE"). Such notice shall (a) specify the number of shares of Common Stock with respect to which the Option is being exercised, the Grant Date of such Option and the Exercise Date, (b) be signed by the Participant, (c) prior to the existence of a Public Market for the Common Stock, indicate in writing that the Participant agrees to be bound by the Management Stockholders' Agreement, and (d) if the Option is being exercised by the Participant's Permitted Transferee(s), such Permitted Transferee(s) shall indicate in writing that they agree to and shall be bound by the Plan and Stock Option Grant Agreement as if they had been original signatories thereto (as provided in Section 4.8 hereof) and, prior to the existence of a Public Market for the Common Stock, by the Management Stockholders' Agreement. The Exercise Notice shall include (i) payment in cash (or cash equivalents) for an amount equal to the Exercise Price multiplied by the number of shares of Common Stock specified in such Exercise Notice, (ii) a certificate representing the number of shares of Common Stock with a Fair Market Value equal to the Exercise Price (provided the Participant has owned such shares at least six months prior to the Exercise Date) multiplied by the number of shares of Common Stock specified in such Exercise Notice, or (iii) a combination of (i) and (ii) or any method otherwise approved by the Board. In addition, the Exercise Notice shall include payment in cash (or cash equivalents) in an amount equal to the applicable withholding taxes based on the Option Spread for each share of Common Stock specified in the Exercise Notice as of the most recent Valuation Date. The



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Board may, in its discretion, permit Participants to make the above-described payments in forms other than cash. The partial exercise of the Option, alone, shall not cause the expiration, termination or cancellation of the remaining Options.

                  4.12 CERTIFICATES OF SHARES. Subject to Section 3.4 herein, upon the exercise of the Options in accordance with Section 4.11 and, prior to the existence of a Public Market for the Common Stock, upon execution of the Management Stockholders' Agreement, in the Board's sole discretion, certificates of shares of Common Stock shall be issued in the name of the Participant and delivered to such Participant or the ownership of such shares shall be otherwise recorded in a book-entry or similar system utilized by the Company as soon as practicable following the Exercise Date. Prior to the existence of a Public Market, no shares of Common Stock shall be issued to or recorded in the name of any Participant until such Participant agrees to be bound by and executes the Management Stockholders' Agreement.

                  4.13     ADMINISTRATION OF OPTIONS.

                  (a) TERMINATION OF THE OPTIONS. The Board may, at any time, in its absolute discretion, without amendment to the Plan or any relevant Stock Option Grant Agreement, terminate the Options then outstanding, whether or not exercisable, PROVIDED, HOWEVER, that the Company, in full consideration of such termination, shall pay with respect to any Option, or portion thereof, then outstanding, an amount equal to the Option Spread determined as of the Valuation Date coincident with or immediately preceding the date of termination multiplied by the number of shares of Common Stock underlying such Option. Such payment shall be made as soon as practicable after the payment amounts are determined, PROVIDED, HOWEVER, that the Company shall have the option to make payments to the Participants by issuing a note to the



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Participant bearing a rate of interest equal to the average annual prime rate charged during the term of such note by a nationally recognized bank designated by the Board.

                  (b) AMENDMENT OF TERMS OF OPTIONS. The Board may, in its absolute discretion, amend the Plan or terms of any Option, PROVIDED, HOWEVER, that any such amendment shall not impair or adversely affect the Participants' rights under the Plan or such Option without such Participant's written consent.

                  4.14     ADJUSTMENT UPON CHANGES IN COMPANY STOCK.

                  (a) INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Board shall make such adjustments with respect to the number of shares of Common Stock subject to the Options and the exercise price per share of Common Stock, as the Board may, in its absolute discretion, consider appropriate to prevent the enlargement or dilution of rights.

                  (b) CERTAIN MERGERS. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), the Options outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Common Stock subject to any such Option would have received in such merger or consolidation (it being understood that if, in connection with such transaction, the



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stockholders of the Company retain their shares of Common Stock and are not entitled to any additional or other consideration, the Options shall not be affected by such transaction).

                  (c) CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Board shall, in its absolute discretion, have the power to provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which the stock underlying such Options are exchanged and, incident thereto, make an equitable adjustment, as determined by the Board, in the exercise price of the options or stock appreciation rights, or the number of shares or amount of property subject to the options or stock appreciation rights or, if appropriate, provide for a cash payment to the Participants in partial consideration for the exchange of the Options as the Board may consider appropriate to prevent dilution or enlargement of rights.

                  (d) OTHER CHANGES. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 4.14(a), (b) or (c) hereof, the Board shall, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Board may consider appropriate to prevent dilution or enlargement of rights.



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

                  (e) NO OTHER RIGHTS. Except as expressly provided in the Plan or the Stock Option Grant Agreements evidencing the Options, the Participants shall not have any rights by reason of (i) any subdivision or consolidation of shares of Common Stock or shares of stock of any class, (ii) the payment of any dividend, any increase or decrease in the number of shares of Common Stock, or
(iii) any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or the Stock Option Grant Agreements evidencing the Options, no issuance by the Company of shares of Common Stock or shares of stock of any class, or securities convertible into shares of Common Stock or shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to the Options or the exercise price of such Options.

 5. PROVISIONS APPLICABLE TO EMPLOYEES WHO ARE FRENCH CITIZENS OR WHO WORK IN FRANCE

                  Notwithstanding any other provision of the Plan to the contrary, the following provisions shall apply to Options granted to any employee who is a French citizen or who works primarily in France as of the Grant Date (referred to herein as a "FRENCH EMPLOYEE").

                  5.1 CONSULTANTS. Notwithstanding anything to the contrary herein, no French Employee who would otherwise be considered a consultant under French law may be granted an Option under the Plan.

                  5.2 TERMINATION FOR CAUSE. The last sentence of Section 2(c) (definition of Cause) shall not apply to French Employees.

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                  5.3 TEN PERCENT OWNERS. Notwithstanding the provisions of
Section 2(j) herein, no Option shall be granted to any French Employee who holds more than ten percent of the capital of the Company on the Grant Date.

                  5.4 EXERCISE PRICE. Notwithstanding the provisions of Section 2(o) herein, all Options granted to French Employees shall be granted at an Exercise Price per share equal to Fair Market Value per share as of the Grant Date.

                  5.5 CASH PAYMENT IN THE EVENT OF A DELAY. Notwithstanding the provisions of Section 3.4 herein, French Employees shall not have the option to elect to receive a cash payment in lieu of his shares in the event the Company determines that it must delay delivery of shares upon exercise in order to comply with applicable law. All other provisions of Section 3.4 remain in full force and effect with respect to Options granted to French Employees.

                  5.6 TIME LIMITATIONS. Notwithstanding the provisions of
Section 3.6 herein, no Options shall be granted to any French Employee five years after the later of (x) the date the Company's stockholders initially approved the Plan or (y) the date the Plan has been subsequently re-authorized, in its original form or as amended from time to time by the Board, by the Company's stockholders.

                  5.7 VESTING OF OPTIONS. Notwithstanding Section 4.4 herein, no portion of any Option granted to a French Employee shall become exercisable before the two-year anniversary of the Grant Date.

                  5.8 EFFECT OF PARTICIPANT'S DEATH. Notwithstanding the provisions of Section 4.5 or any other provision hereof, in respect of a Participant who is a French Employee, upon such French Employee's death, the vested portion of such Participant's Option shall remain exercisable for a period of six months after the date of his death and shall be exercisable by his heirs, provided his heirs agree to comply with and be bound by the Plan and the Management Stockholders' Agreement, if applicable.

                  5.9 NO OPTION CALL RIGHT. Notwithstanding the provisions of
Section 4.6 herein, the Company shall not have a Call Right with respect to Options granted to any French Employees.

                  5.10 MANAGEMENT STOCKHOLDERS' AGREEMENT. Notwithstanding the provisions of Sections 4.11 and 4.12 herein, each French Employee who has been granted an Option must agree to be bound by and execute the Management Stockholders' Agreement (as modified for French Employees) if exercising any portion of such Option prior to the later of (x) the fifth anniversary of the Grant Date or (y) the existence of a Public Market. This provision is intended to restrict the resale of any shares of Common Stock received pursuant to the exercise of an Option by French Employees for a period of three years after the Vesting Date of the Option. Accordingly, the Management Stockholders' Agreement with respect to French Employees shall reflect this three-year restriction.

                  5.11 TERMINATION OF OPTIONS. Notwithstanding Section 4.13(a) herein, the Company shall not terminate any portion of an Option granted to any French Employee.

                  5.12 ADJUSTMENT OF OPTIONS. Notwithstanding Section 4.14 herein, any adjustment made to any Option granted to a French Employee shall comply with applicable French law.

6.       MISCELLANEOUS

                  6.1 RIGHTS AS STOCKHOLDERS. The Participants shall not have any rights as stockholders with respect to any shares of Common Stock covered by or relating to the Options granted pursuant to the Plan until the date the Participants become the registered owners of such shares. Except as otherwise expressly provided in Sections 4.13 and 4.14 hereof, no adjustment to the Options shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                  6.2 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in the Plan shall confer upon the Participants any right with respect to the continuation of their Employment or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate Employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of the grant of any Option.

                  6.3 NO OBLIGATION TO EXERCISE. The Grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

                  6.4 RESTRICTIONS ON COMMON STOCK. The rights and obligations of the Participants with respect to Common Stock obtained through the exercise of any Option provided in the Plan shall be governed by the terms and conditions of the Management Stockholders' Agreement.

                  6.5 NOTICES. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

                  If to the Participant:

                  To the most recent address shown on records of the Company or its Affiliate.

                  If to the Company:

                  SCG Holding Corporation
                  5005 East McDowell Road
                  Phoenix, AZ  85008
                  Attention: Board of Directors and Secretary

or to such other address as any party may have furnished to the other in writing in accordance herewith.

                  6.6 DESCRIPTIVE HEADINGS. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

                  6.7 SEVERABILITY. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company and Participants shall be enforceable to the fullest extent permitted by law.

                  6.8 GOVERNING LAW. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the provisions governing conflict of laws.

EXHIBIT "A"


                          STOCK OPTION GRANT AGREEMENT
                          (NON-QUALIFIED STOCK OPTIONS)


                  THIS AGREEMENT, made as of this ___th day of _________ 1999 between SCG Holding Corporation (the "COMPANY") and ___________________ (the "PARTICIPANT").

                  WHEREAS, the Company has adopted and maintains the SCG Holding Corporation 1999 Founders Stock Option Plan (the "PLAN") to promote the interests of the Company and its Affiliates and stockholders by providing the Company's key employees and others with an appropriate incentive to encourage them to continue in the employ of the Company or its affiliates and to improve the growth and profitability of the Company;

                  WHEREAS, the Plan provides for the Grant to Participants in the Plan of Non-Qualified Stock Options to purchase shares of Common Stock of the Company.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

                  1. GRANT OF OPTIONS. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant a NON-QUALIFIED STOCK OPTION (the "OPTION") with respect to ______ shares of Common Stock of the Company.

                  2. GRANT DATE. The Grant Date of the Option hereby granted is _________, ____.

                  3. INCORPORATION OF PLAN. All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of this Agreement, as interpreted by the Board, shall govern. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Plan.

                  4. EXERCISE PRICE. The exercise price of each share underlying the Option hereby granted is $___________.

                  5. VESTING DATE. The Option shall become exercisable as follows: Approximately 8.4 percent of the Option shall become exercisable on the Grant Date; an additional 8.3 percent of the Option shall become exercisable six months following the Grant Date; an additional 8.3 percent of the Option shall become exercisable on the first anniversary of the Grant Date; and on each six-month anniversary following the first one-year anniversary of the Grant Date, an additional 12.5 percent of the Option shall become exercisable until 100 percent of the Option is fully vested and exercisable; PROVIDED THAT, the number of shares to become exercisable on any Vesting Date shall be rounded up to the nearest share, but in no event shall more than 25 percent of the shares underlying the Option become exercisable in any twelve-month period, nor shall more than the total number of shares underlying the Option become exercisable. Notwithstanding the foregoing, in the event of a Change in Control (as defined in the Plan), any portion of the Option which has not expired pursuant to Section 6 below, shall become immediately vested and exercisable on the date of such Change in Control.

                  6. EXPIRATION DATE. Subject to the provisions of the Plan, with respect to the Option or any portion thereof which has not become exercisable, the Option shall expire on the date the Participant's Employment is terminated for any reason, and with respect to any Option or any portion thereof which has become exercisable, the Option shall expire on the earlier of: (i) 90 days after the Participant's termination of Employment other than for Cause, death or Disability; (ii) one year after termination of the Participant's Employment by reason of death or Disability; (iii) the commencement of business on the date the Participant's Employment is, or is deemed to have been, terminated for Cause; or (iv) the tenth anniversary of the Grant Date.

                  7. COMPANY CALL RIGHTS. Upon a termination of the Participant's Employment for any reason prior to the existence of a Public Market, the Company shall have the right, in its sole discretion, during the ninety-day period immediately following the date of termination (the "OPTION CALL PERIOD"), to purchase for cash any portion of the Option that has become exercisable on or before the date of such termination of Employment for a purchase price equal to the Option Spread, if any, determined as of the Valuation Date immediately preceding the date that the Company exercises its right to purchase such Option multiplied by the number of shares of Common Stock underlying such portion of the Option. Upon written notice that the Company is exercising its right to purchase such portion of the Option, such Option shall no longer be exercisable by the Participant (unless otherwise agreed by the Company) and, upon payment by the Company, such Option shall immediately become void and cancelled, without any further action by the Participant or the Company or otherwise. Such payment shall be made within ten days after the date that the Company notifies the Participant in writing that it is exercising its right to purchase the Option hereunder, provided that the Company may delay any such payment in the event such payment will result in the violation of the terms or provisions of, or result in a default or event of default under, any guarantee, financing or security agreement or document entered into by the Company or any of its Affiliates and in effect on such date (hereinafter a "FINANCING AGREEMENT"). In the event the payment of the purchase price is delayed as a result of a restriction imposed by a Financing Agreement as provided above, such payment shall be made without the application of further conditions or impediments as soon as practicable after the payment of such purchase price would no longer result in the violation of the terms or provisions of, or result in a default or event of default under, any Financing Agreement, and such payment shall equal the amount that would have been paid to the Participant if no delay had occurred plus interest for the period from the date on which the purchase price would have been paid but for the delay in payment provided herein to the date on which such payment is made (the "DELAY PERIOD"), calculated at an annual rate equal to the average annual prime rate charged during the Delay Period by a nationally recognized bank designated by the Board. The Company may deduct from any payment provided hereunder an amount equal to the applicable federal, state and local withholding taxes.

                  8.CONSTRUCTION OF AGREEMENT. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company's forbearance or failure to take action.

                9. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

                10. LIMITATION ON TRANSFER. During the lifetime of the Participant, the Option shall be exercisable only by the Participant. The Option shall not be assignable or transferable other than by will or by the laws of descent and distribution. All shares of Common Stock obtained pursuant to the Option granted herein shall not be transferred except as provided in the Plan and, where applicable, the Management Stockholders' Agreement.

                11. INTEGRATION. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Plan. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

                12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (United States of America) without regard to the provisions governing conflict of laws.

                14. PARTICIPANT ACKNOWLEDGMENT. The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board in respect of the Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that, prior to the existence of a Public Market, no exercise of the Option or any portion thereof shall be effective unless and until the Participant has executed the Management Stockholders' Agreement and the Participant hereby agrees to be bound thereby.

                            *   *   *   *   *

                IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement, the Plan and the Management Stockholders' Agreement as of the day and year first written above.

                             SCG Holding Corporation



                             -----------------------------
                             By:
                             Title:


                             -----------------------------
                             [Participant's name]

EXHIBIT "B"


                       MANAGEMENT STOCKHOLDERS' AGREEMENT

                  MANAGEMENT STOCKHOLDERS' AGREEMENT (this "AGREEMENT"), dated as of ________, 199__, between SCG Holding Corporation (the "COMPANY"), the TPG Semiconductor Holdings LLC (the "Majority Stockholder") and ___________________ (the "MANAGEMENT STOCKHOLDER").

                  WHEREAS, the Management Stockholder is an employee of the Company or an affiliate of the Company and in such capacity was granted an option (the "OPTION") to purchase shares of common stock of the Company, $0.01 par value per share ("COMMON STOCK"), pursuant to the Company's 1999 Founders Stock Option Plan (the "PLAN");

                  WHEREAS, as a condition to the issuance of shares of Common Stock pursuant to the exercise of the Option, the Management Stockholder is required under the Plan to execute this Agreement;

                  WHEREAS, the Management Stockholder desires to exercise the Option to purchase shares of Common Stock; and

                  WHEREAS, the Management Stockholder, the Majority Stockholder and the Company desire to enter into this Agreement and to have this Agreement apply to the shares to be purchased pursuant to the Plan and to any shares of Common Stock acquired after the date hereof by the Management Stockholder from whatever source, subject to any future agreement between the Company and the Management Stockholder to the contrary (in the aggregate, the "SHARES").

                  NOW THEREFORE, in consideration of the premises hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

                  1. INVESTMENT. The Management Stockholder represents that the Shares are being acquired for investment and not with a view toward the distribution thereof.

                  2. ISSUANCE OF SHARES. The Management Stockholder acknowledges and agrees that the certificate for the Shares shall bear the following legends (except that the second paragraph of this legend shall not be required after the Shares have been registered and except that the first paragraph of this legend shall not be required after the termination of this Agreement):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE
                  ARE SUBJECT TO THE TERMS AND CONDITIONS OF
                  A MANAGEMENT STOCKHOLDERS' AGREEMENT DATED
                  AS OF ______________, 19__ AND MAY NOT BE
                  SOLD, TRANSFERRED, HYPOTHECATED, ASSIGNED
                  OR ENCUMBERED, EXCEPT AS MAY BE PERMITTED
                  BY THE AFORESAID AGREEMENT. A

                  COPY OF THE MANAGEMENT STOCKHOLDERS'
                  AGREEMENT MAY BE OBTAINED FROM THE
                  SECRETARY OF THE COMPANY.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE
                  HAVE NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933. THE SHARES HAVE
                  BEEN ACQUIRED FOR INVESTMENT AND MAY NOT
                  BE SOLD, TRANSFERRED, PLEDGED OR
                  HYPOTHECATED IN THE ABSENCE OF AN
                  EFFECTIVE REGISTRATION STATEMENT FOR THE
                  SHARES UNDER THE SECURITIES ACT OF 1933 OR
                  AN OPINION OF COUNSEL FOR THE COMPANY THAT
                  REGISTRATION IS NOT REQUIRED UNDER SAID
                  ACT.

                  Upon the termination of this Agreement, or upon registration of the Shares under the Securities Act of 1933 (the "SECURITIES ACT"), the Management Stockholder shall have the right to exchange any Shares containing the above legend (i) in the case of the registration of the Shares, for Shares legended only with the first paragraph described above and (ii) in the case of the termination of this Agreement, for Shares legended only with the second paragraph described above.

                  3.       TRANSFER OF SHARES; CALL RIGHTS.

                  (a) The Management Stockholder agrees that he will not cause or permit the Shares or his interest in the Shares to be sold, transferred, hypothecated, assigned or encumbered except as expressly permitted by this
Section 3; PROVIDED, HOWEVER, that the Shares or any such interest may be transferred (i) on the Management Stockholder's death by bequest or inheritance to the Management Stockholder's executors, administrators, testamentary trustees, legatees or beneficiaries, (ii) in accordance with Section 4 of this Agreement, and (iii) to the Company pursuant to Section 4.11 of the Plan, subject in any such case to the agreement by each transferee (other than the Company or as otherwise permitted by the Company) in writing to be bound by the terms of this Agreement and provided in any such case that no such transfer that would cause the Company to be required to register the Common Stock under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), shall be permitted.

                  (b) The Company (or its designated assignee) shall have the right, during the one-hundred-twenty-day period (x) beginning on the one-year anniversary of the termination of the Management Stockholder's employment as a result of death or Disability or (y) immediately following the termination of the employment of the Management Stockholder with the Company for any other reason at any time, to purchase from the Management Stockholder, and upon the exercise of such right the Management Stockholder shall sell to the Company (or its designated assignee), all or any portion of the Shares held by the Management Stockholder as of the date as of which such right is exercised at a per Share price equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock determined as of the Valuation Date (as defined in the Plan) immediately preceding the date as of which such right is exercised. The Company (or its designated assignee) shall exercise such right by delivering to the Management Stockholder a written notice specifying its intent to purchase Shares held by the Management Stockholder, the date as of which such right is to be exercised and the number of Shares to be purchased. Such purchase and sale shall occur on such date as the Company (or its designated assignee) shall specify which date shall not be later than ninety (90) days after the fiscal quarter-end immediately following the date as of which the Company's right is exercised; PROVIDED THAT the Company may delay any such payment in the event such payment will result in the violation of the terms or provisions of, or result in a default or event of default under, any guarantee, financing or security agreement or document entered into by the Company or any of its Affiliates and in effect on such date (hereinafter a "FINANCING AGREEMENT"). In the event the payment of the purchase price is delayed as a result of a restriction imposed by a Financing Agreement as provided above, such payment shall be made without the application of further conditions or impediments as soon as practicable after the payment of such purchase price would no longer result in the violation of the terms or provisions of, or result in a default or event of default under, any Financing Agreement, and such payment shall equal the amount that would have been paid to the Management Stockholder if no delay had occurred plus interest for the period from the date on which the purchase price would have been paid but for the delay in payment provided herein to the date on which such payment is made (the "DELAY PERIOD"), calculated at an annual rate equal to the average annual prime rate charged during the Delay Period by a nationally recognized bank designated by the Board.

                  4.       CERTAIN RIGHTS.

                  (a) DRAG ALONG RIGHTS. If the Majority Stockholder desires to sell all or substantially all of its shares of Common Stock to a good faith independent purchaser (a "PURCHASER") (other than any other investment partnership, limited liability company or other entity established for investment purposes and controlled by the principals of the Majority Stockholder or any of its affiliates and other than any employees of the Majority Stockholder hereinafter referred to as a "PERMITTED TRANSFEREE") and said Purchaser desires to acquire all or substantially all of the issued and outstanding shares of Common Stock (or all or substantially all of the assets of the Company) upon such terms and conditions as agreed to with the Majority Stockholder, the Management Stockholder agrees to sell all of his Shares to said Purchaser (or to vote all of his Shares in favor of any merger or other transaction which would effect a sale of such shares of Common Stock or assets of the Company) at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by the Majority Stockholder. In such case, the Majority Stockholder shall give written notice of such sale to the Management Stockholder at least thirty (30) days prior to the consummation of such sale, setting forth (i) the consideration to be received by the holders of shares of Common Stock, (ii) the identity of the Purchaser, (iii) any other material items and conditions of the proposed transfer and (iv) the date of the proposed transfer.

                  (b) TAG ALONG RIGHTS. (i) Subject to paragraph (iv) of this
Section 4(b), if the Majority Stockholder or its Permitted Transferee proposes to transfer any of its shares of Common Stock to a Purchaser (other than a Permitted Transferee), then the Majority Stockholder or his Permitted Transferee (hereinafter referred to as a "SELLING STOCKHOLDER") shall give written notice of such proposed transfer to the Management Stockholder (the "SELLING STOCKHOLDER'S NOTICE") at least thirty (30) days prior to the consummation of such proposed transfer, and shall provide notice to all other stockholders of the Company to whom the Majority Stockholder has granted similar "tag-along" rights (such stockholders together with the Management Stockholder, referred to herein as the "OTHER STOCKHOLDERS") setting forth (A) the number of shares of Common Stock offered, (B) the consideration to be received by such Selling

Stockholder, (C) the identity of the Purchaser, (D) any other material items and conditions of the proposed transfer and (E) the date of the proposed transfer.

                  (ii) Upon delivery of the Selling Stockholder's Notice, the Management Stockholder may elect to sell up to the sum of (A) the Pro Rata Portion (as hereinafter defined) and (B) the Excess Pro Rata Portion (as hereinafter defined) of his Shares, at the same price per share of Common Stock and pursuant to the same terms and conditions with respect to payment for the shares of Common Stock as agreed to by the Selling Stockholder, by sending written notice to the Selling Stockholder within fifteen (15) days after the date of the Selling Stockholder's Notice, indicating his election to sell up to the sum of the Pro Rata Portion plus the Excess Pro Rata Portion of his Shares in the same transaction. Following such fifteen-day period, the Selling Stockholder and each Other Stockholder who has served notice on the Selling Stockholder shall be permitted to sell to the Purchaser on the terms and conditions set forth in the Selling Stockholder's Notice the sum of (X) the Pro Rata Portion and (Y) the Excess Pro Rata Portion of its Shares.

                  (iii) For purposes of Section 4(b) hereof, "PRO RATA PORTION" shall mean, with respect to shares of Common Stock held by the Management Stockholder or Selling Stockholder, as the case may be, a number equal to the product of (x) the total number of such shares then owned by the Management Stockholder or the Selling Stockholder, as the case may be, and (y) a fraction, the numerator of which shall be the total number of such shares proposed to be sold to the Purchaser as set forth in the Selling Stockholder's Notice, and the denominator of which shall be the total number of such shares then outstanding (including such shares proposed to be sold by the Selling Stockholder); provided that, in the event any of the Other Stockholders (including the Management Stockholder) elects to sell less than his or her Pro Rata Portion, such lesser amount shall be deemed to be his or her Pro Rata Portion for purposes of this Agreement, and provided that any fraction of a share resulting from such calculation shall be disregarded for purposes of determining the Pro Rata Portion. For purposes of Section 4(b), with respect to each Other Stockholder and the Management Stockholder, "EXCESS PRO RATA PORTION" shall mean a whole number equal to the product of (x) the number of Non-Elected Shares (as defined below) and (y) a fraction, the numerator of which shall be such Management Stockholder's Pro Rata Portion, and the denominator of which shall be the number of Elected Shares (as defined below), provided that any fraction of a share resulting from such calculation shall be disregarded for purposes of determining the Excess Pro Rata Portion. For purposes of Section 4(b), with respect to the Selling Stockholder, "EXCESS PRO RATA PORTION" shall mean the excess, if any, of the number of Non-Elected Shares over the aggregate Excess Pro Rata Portions of the Other Stockholders (including the Management Stockholder.) For purposes of this Agreement, "ELECTED SHARES" shall mean the sum of (x) the aggregate Pro Rata Portions with respect to the shares of Common Stock of all of the Other Stockholders (including the Management Stockholder) that have elected to exercise in full their rights to sell their Pro Rata Portion of shares of Common Stock, and (y) the Selling Stockholder's Pro Rata Portion of shares of Common Stock. For purposes of this Agreement, "NON-ELECTED SHARES" shall mean the excess, if any, of the total number of shares of Common Stock proposed to be sold to a Purchaser as set forth in a Selling Stockholder's Notice over the aggregate Pro Rata Portions with respect to shares of Common Stock of all of the Other Stockholders (including the Management Stockholder) that have elected to exercise their rights to sell their Pro Rata Portions of Shares of Common Stock.

                  (iv) Notwithstanding anything to the contrary contained herein, the provisions of this Section 4(b) shall not apply to any sale or transfer by the Majority Stockholder of shares of Common Stock unless and until the Majority Stockholder, after giving effect to the proposed sale or transfer, shall have sold or transferred in the aggregate (other than to Permitted Transferees) shares of Common Stock, representing 7.5% of shares of Common Stock owned by the Majority Stockholder on the date hereof.

                  5. TERMINATION. This Agreement shall terminate immediately following the existence of a Public Market for the Common Stock except that (i) the requirements contained in Section 2 hereof shall survive the termination of this Agreement and (ii) the provisions contained in Section 3 hereof shall continue with respect to each Share during such period of time, if any, as the Management Stockholder is precluded from selling such Shares pursuant to Rule 144 of the Securities Act. For this purpose, a "PUBLIC MARKET" for the Common Stock shall be deemed to exist if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

                  6. DISTRIBUTIONS WITH RESPECT TO SHARES. As used herein, the term "SHARES" includes securities of any kind whatsoever distributed with respect to the Common Stock acquired by the Management Stockholder pursuant to the Plan or any such securities resulting from a stock split or consolidation involving such Common Stock.

                  7. AMENDMENT; ASSIGNMENT. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. Except for the Management Stockholder's right to assign his or her rights under Section 3(a) or the Company's right to assign its rights under Section 3(b), no party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  8. NOTICES. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

                  If to the Management Stockholder, to his most recent address shown on records of the Company or its Affiliate;

                  If to the Company:

                  SCG Holding Corporation
                  5005 East McDowell Road
                  Phoenix, AZ  85008
                  Attention: Board of Directors and Secretary

                  If to the Majority Stockholder, to its most recent address shown on records of the Company or its Affiliate;

                  or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

                  9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

                  10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

                  11. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable rights, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

                  13. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement, is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  14. MISCELLANEOUS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                           *   *   *   *   *   *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          ---------------------------
                                             [Management Stockholder]



                                          SCG Holding Corporation

                                          -----------------------------
                                          By:
                                          Title:



                                          TPG Semiconductor Holdings LLC

                                          -----------------------------
                                          By:
                                          Title:

                              AMENDMENT TO THE
                     LIMITED LIABILITY COMPANY AGREEMENT
                    OF SCG INTERNATIONAL DEVELOPMENT LLC


          Semiconductor Components Industries, LLC, being the sole member of SCG International Development LLC (the "Company"), amended the Limited Liability Company Agreement of the Company by a written consent dated August 4, 1999 as follows:

          Section 1.4 was amended to add the following immediately before the period at the end of Section 1.4 thereof:

          ", and, without limiting the foregoing, shall possess and may exercise all of the powers that are exercisable under Section 121 and 122 under the Delaware General Corporation Law by a Delaware corporation."

          Section 2.13 was amended to add the following at the end of
Section 2.13:

          "A Member's interest in the LLC may be evidenced by a certificate of limited liability company interest issued by the LLC."